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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                      ----------

                                       FORM 8-K
                                    CURRENT REPORT

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                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  October 1, 1997

                                 CTG RESOURCES, INC.

                (Exact name of registrant as specified in its charter)


      Connecticut                 1-12859                     06-1466463
    (State or other       (Commission File Number)         (I.R.S. Employer
jurisdiction of incorporation                             Identification No.)
    or organization)

                                    (860) 727-3000
                 (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

    CTG Resources, Inc. ("CTG") issued a press release on October 1, 1997, a copy of which is attached hereto as Exhibit 99, relating to a financial recapitalization involving a tender offer by The Energy Network, Inc., a wholly owned subsidiary of CTG, for up to 1,800,000 shares of CTG common stock and a reduction in CTG's current quarterly dividend from $0.38 per share ($1.52 annually) to $0.25 per share ($1.00 annually).




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         99   Press Release.

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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  CTG RESOURCES, INC.
                                     (Registrant)

                                  By:  /s/  Andrew H. Johnson
                                       ---------------------------------
                                       Andrew H. Johnson
                                       Treasurer and Chief Accounting Officer



Date:  October 2, 1997

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                                    EXHIBIT INDEX


Exhibit Number                    Document Description               Page No.
--------------                    --------------------               --------

99                           Press Release                      EX--99